UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2005

WAKO LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-113564	20-0262555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Howard Avenue
Suite 232
Des Plaines, Illinois 60018
(Address of Principal Executive Offices/Zip Code)

(847) 294-1600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐  Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      David L. Koontz, age 62, on August 8, 2005, was appointed as Chief Financial Officer of Wako Logistics Group, Inc. (the Company ). Upon his appointment, Christopher Wood, the Chief Executive Officer and Chief Financial Officer of the Company, effectively resigned his position as Chief Financial Officer of the Company. Prior to his appointment as Chief Financial Officer and from July 2003, Mr. Koontz was the Chief Financial Officer and Secretary of O2Diesel Corporation, a publicly-traded company that develops additives for diesel fuel. From September 2002 to July 2003, Mr. Koontz was employed by AAE Technologies, Inc., a company that was affiliated with O2Diesel Corporation, where he served as Chief Financial Officer and Secretary. Prior to joining AAE Technologies, Inc. and from January 2000, Mr. Koontz worked primarily as an independent business consultant, mostly with businesses located in Asia. Mr. Koontz still serves on the Board of Directors of O2Diesel Corporation.

Item 7.01    Regulation FD Disclosure.

On August 10, 2005, the Company issued a press release announcing the resignation of Christopher Wood, as the Company’s Chief Financial Officer, and the appointment of David L. Koontz as the Company’s new Chief Financial Officer.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

99.1	Press Release dated August 10, 2005 announcing the appointment of David L. Koontz as Chief Financial Officer.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAKO LOGISTICS GROUP, INC.

Date: August 9, 2005	By:	/s/ Christopher Wood
Christopher Wood
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number  Description

 99.1                       Press Release dated August 10, 2005 announcing the appointment of David L. Koontz as Chief Financial Officer.